American Beacon Earnest Partners Emerging Markets Equity Fund

Supplement dated September 18, 2013
to the
Statement of Additional Information dated August 28, 2013

The information below supplements the Statement of Additional Information dated August 28, 2013 and is in addition to any other supplement(s):

In the “Investment Restrictions” section, “Fundamental Investment Restrictions” sub-section on pages 13-14, number 8 is deleted and replaced with the following:

8.  Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax exempt securities issued by municipalities and their agencies and authorities.

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